UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2011

United eSystems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-49745	91-2150635
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number

2150 N. Highway 190 Covington, Louisiana		70433
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (228) 832-1597

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.  Registrant’s Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement.

On April 8, 2011, United eSystems, Inc. (the “Company”) executed an amendment agreement with William R. Plummer (“Plummer”), a current director and employee, as representative of the former stockholders of Netcom Data Southern Corp., amending certain terms of a share purchase note dated August 22, 2008 made in connection with the Company’s acquisition of Netcom Data Southern Corp.  As of the date of the amendment, the outstanding balance on the note was approximately $2,675,000.  Pursuant to the terms of the original note, as amended, we were required to make a $2,675,000 principal payment on August 23, 2011.  In accordance with the terms of the amendment, this required payment has been modified as follows: (i) the Company issued 120,000 shares of our restricted common stock to one of the former stockholders of Netcom Data Southern Corp. valued at $240,000 which was credited towards the principal balance outstanding; (ii) commencing September 23, 2011, we are required to make monthly interest payments on the outstanding balance at an interest rate of 10.6% per annum; (iii)  Mr. Plummer agreed to extend the due date of the remaining balance of $2,435,000 to August 23, 2014 and the Company will continue to make monthly payments of interest on the outstanding principal balance; and (iv) we will issue 130,000 shares of our restricted common stock to one of the former stockholders of Netcom Data Southern Corp. in consideration for the extension.  Additionally, we have agreed that repayment of the note will now be secured by all of our assets.  All other terms of the original note, as set forth in our Current Reports on Form 8-K filed on August 28, 2008 and August 24, 2009, which are incorporated herein by reference, remain unchanged.

The foregoing description of the amendment agreement does not purport to be complete and is qualified in its entirety by reference to the amendment agreement which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Section 3.  Securities and Trading Markets.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 which is incorporated herein by reference.  The shares of common stock were issued to Michael Plummer, one of the former stockholders of Netcom Data Southern Corp., and a current employee of the Company, in a private transaction pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.  No commission or other remuneration was paid, directly or indirectly, in connection with the transaction.

Section 9.  Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Exhibit Title or Description

	10.1	Amendment Agreement dated April 8, 2011 to Unsecured Promissory Note.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED eSYSTEMS, INC.

Dated: April 13, 2011	By: /s/ Walter Reid Green, Jr.
Walter Reid Green, Jr.
Chief Executive Officer and Chief Financial Officer

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UNITED eSYSTEMS, INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

10.1	Amendment Agreement dated April 8, 2011 to Unsecured Promissory Note.

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